UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 March 17, 2004
                Date of Report (Date of Earliest Event Reported)


                            ANTHRACITE CAPITAL, INC.
               (Exact name of Registrant as Specified in Charter)




           Maryland                   001-13937              13-397-8906
-----------------------------     -----------------    ----------------------
(State or Other Jurisdiction         (Commission          (IRS Employer
of Incorporation)                    File Number)         Identification No.)




            40 East 52nd Street                             10022
-------------------------------------------     -------------------------------
(Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (212) 409-3333


                                N/A
------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.           OTHER EVENTS.

                  On March 17, 2004, Anthracite Capital, Inc. (the "Company") issued a press release announcing the pricing of $372,456,000 of non-recourse debt offered through Anthracite CDO III Ltd. and Anthracite CDO III Corp. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.


ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS.

(c) Exhibits.

         99.1 Press Release issued by Anthracite Capital, Inc., dated March 17, 2004.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ANTHRACITE CAPITAL, INC.


                                  By:   /s/ Robert L. Friedberg
                                        ------------------------------------
                                        Name:   Robert L. Friedberg
                                        Title:  Vice President and Secretary

Dated:  March 17, 2004

                            ANTHRACITE CAPITAL, INC.
                           CURRENT REPORT ON FORM 8-K
                          REPORT DATED MARCH 17, 2004



                                 EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

99.1 Press Release issued by Anthracite Capital, Inc., dated March 17, 2004.